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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 15, 2002
                                                           -------------


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                (Name of Registrant as specified in its charter)



         TEXAS                          000-22007               76-0519693
 (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)      File Number)         Identification No.)



                              4400 POST OAK PARKWAY
                              HOUSTON, TEXAS 77027
                                 (713) 235-8800
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         The purpose of this Form 8-K Current Report is to file as an exhibit, a copy of the Company's news release dated July 15, 2002 announcing the Company's operating results for the second quarter 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         99.1   -    News Release dated July 15,  2002, announcing the Company's operating results for the second quarter 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOUTHWEST BANCORPORATION OF TEXAS, INC.


Date:  July 17, 2002                    By: /s/ R. John McWhorter
                                           -------------------------------------
                                            R. John McWhorter
                                            Senior Vice President and Controller


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                                 EXHIBIT INDEX


         99.1   -    News Release dated July 15,  2002, announcing the Company's operating results for the second quarter 2002.